SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Revere Street Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on July 17, 2013

Notice of Meeting and Proxy Statement are available at [www.2votemyproxy.com/materials/www.proxyvote.com/proxy]

FIDELITY® CASH CENTRAL FUND
FIDELITY® SECURITIES LENDING CASH CENTRAL FUND
FUNDS OF
FIDELITY REVERE STREET TRUST

245 Summer Street, Boston, Massachusetts 02210
1-800-544-8544

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of each of Fidelity Cash Central Fund and Fidelity Securities Lending Cash Central Fund (the funds), will be held at an office of Fidelity Revere Street Trust (the trust), One Spartan Way, Merrimack, New Hampshire 03054 on July 17, 2013, at 8:00 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To modify each fund's fundamental concentration policy.

The Board of Trustees has fixed the close of business on May 20, 2013, as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
SCOTT C. GOEBEL Secretary

May 20, 2013

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY REVERE STREET TRUST:
FIDELITY CASH CENTRAL FUND
FIDELITY SECURITIES LENDING CASH CENTRAL FUND

TO BE HELD ON JULY 17, 2013

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Revere Street Trust (the trust) to be used at the Special Meeting of Shareholders of each of Fidelity Cash Central Fund and Fidelity Securities Lending Cash Central Fund (the funds) and at any adjournments thereof (the Meeting), to be held on July 17, 2013 at 8:00 a.m. ET at One Spartan Way, Merrimack, New Hampshire 03054, an office of the trust and Fidelity Management & Research Company (FMR), an affiliate of Fidelity Investments Money Management, Inc. (FIMM), the funds' investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about May 20, 2013. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by FMR. FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FIMM, each fund's investment adviser, is 245 Summer Street, Boston, Massachusetts, 02210. Fidelity Management & Research (U.K.) Inc., located at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited, located at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Inc., located at Kamiyacho Prime Place at 1-17, Toranomon-4-Chome, Minato-Ku, Tokyo, Japan are sub-advisers to the funds.

If the enclosed proxy is executed and returned, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

Each fund's shareholders will vote separately on the proposal with respect to that fund. One-third of each fund's outstanding voting securities entitled to vote constitutes a quorum for that fund for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund issued and outstanding as of March 31, 2013 are indicated in the following table:

Number of Shares
Fidelity Cash Central Fund
Fidelity Securities Lending Cash Central Fund

[As of March 31, 2013, the Trustees and officers of each fund owned, in the aggregate, less than [_]% of each fund's total outstanding shares.]

To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of the funds on March 31, 2013 was as follows: [100% held by mutual funds managed by FMR or an FMR affiliate].

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on May 20, 2013 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of each fund's annual report for the fiscal year ended May 31, 2012 and the semiannual report for the fiscal period ended November 30, 2012 call 1-800-544-8544 or write to Fidelity Distributors Corporation (FDC) at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a "majority of the outstanding voting securities" of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposal.

1. TO MODIFY EACH FUND'S FUNDAMENTAL CONCENTRATION POLICY.

The 1940 Act requires mutual funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments. Each fund currently cannot concentrate its investments in any industry, other than the financial services industry (this limitation does not apply to a fund's investments in U.S. Government securities). Each fund's current fundamental investment policy concerning the concentration of its investments within a single industry states:

"The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry."

The Board of Trustees, including the Independent Trustees, has approved, and recommends that the shareholders of each fund approve, a proposal to modify this fundamental investment policy to state (proposed deleted language is [bracketed]):

"The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry[, except that the fund will invest more than 25% of its total assets in the financial services industry]."

Under the proposed concentration policy, each fund would be prohibited from investing more than 25% of its total assets in securities issued by companies in the same industry, including the financial services industry. The proposed concentration policy change would provide each fund with additional investment flexibility by enabling it to invest more of its assets in other types of eligible securities. If the proposal is approved, the modified fundamental concentration policy cannot be changed again without the approval of shareholders.

If shareholders approve this proposal, each fund's total investment in securities issued by companies whose principal business activities are in the financial services industry would be limited to 25% of its total assets and each fund's performance is expected to be less dependent on the performance of the financial services industry. In addition, each fund may invest a greater portion of its assets in repurchase agreements collateralized by Treasury and government securities, which are considered U.S. Government securities under each fund's concentration policy.

CONCLUSION. The Trustees recommend voting FOR the proposal. If approved by shareholders, the proposed policy will become effective when a fund next updates its registration statement in accordance with the 1940 Act, which is expected to occur for each fund on or around July 30, 2013, or if there are any adjournments of the Meeting, on the first day of the month following shareholder approval. If the proposal is not approved by shareholders, each fund's current fundamental policy will remain in effect.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Fidelity is a registered service mark of FMR LLC. © 2013 FMR LLC. All rights reserved.

1.960731.100 REV-PXS-0513

Form of Proxy Card: Fidelity® Cash Central Fund and Fidelity® Securities Lending Cash Central Fund

Fidelity Investments® (logo)		Vote this proxy card TODAY!
Your prompt response will save the expense
PO Box 673023 Dallas, TX 75267-3023		of additional mailings.
Vote by Mail!
(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here] [Client Code prints here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Jason P. Pogorelec, and Michael E. Kenneally, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at One Spartan Way, Merrimack, New Hampshire 03054, on July 17, 2013, at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder's name and address prints here]	...........................................................................	CONTINUED AND TO BE SIGNED ON REVERSE SIDE
...........................................................................	...........................................................................	[Card Code prints here]

Please refer to the Proxy Statement discussion of this matter. IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
		FOR	AGAINST	ABSTAIN
1.	To modify the fund's fundamental concentration policy.	(_)	(_)	(_)

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

Signature (PLEASE SIGN WITHIN BOX)	Date	[Card Code prints here]	Signature (Joint Owners)	Date

Form of Proxy Card: Fidelity® Cash Central Fund and Fidelity® Securities Lending Cash Central Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Jason P. Pogorelec, and Michael E. Kenneally, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at One Spartan Way, Merrimack, New Hampshire 03054, on July 17, 2013, at 8:00 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	Fidelity Revere Street Trust

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
		FOR	AGAINST	ABSTAIN
1.	To modify the fund's fundamental concentration policy.	(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
[MAPS CODE-PXC-month and year of mail date]